Exhibit 10.6

Certain identified information has been omitted from this exhibit because it is not material and is customarily and actually treated by the registrant as private or confidential. [***] indicates that information has been omitted.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS THEREFROM AND THE ISSUANCE, TRANSFER OR DISPOSITION OF SUCH SECURITIES IS UNLAWFUL WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE REGULATIONS PROMULGATED PURSUANT THERETO (UNLESS EXEMPT THEREFROM) AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND REGULATIONS. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH REGISTRATION BEING OBTAINED, UNLESS THE ISSUANCE OR SALE IS SO EXEMPT

PRIVATE BANCORP OF AMERICA, INC.

EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Unless otherwise defined herein, the terms defined in the Private Bancorp of America, Inc. (the “Company”) Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name: [____________________]

Address: [____________________]

The undersigned Participant has been granted the right to receive an Award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of this Agreement, the Plan and the Private Bancorp of America and CalPrivate Bank Long Term Incentive Plan Summary Plan Document, including the 2026 LTIP Award Summary Document (the “LTIP”), a copy of which is attached as Exhibit A and is incorporated by this reference, as follows:

Date of Grant:	[____________________]

Total Number of RSUs Granted:	[____________________]

Vesting Schedule:

Each RSU represents the right to receive one Share upon vesting, subject to adjustment as set forth in the LTIP. Each RSU shall vest in accordance with the LTIP.

II.	AGREEMENT

1. Grant of Restricted Stock Units. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Stock Units in Part I of this Agreement (“Participant”) under the Plan for past services and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her service, the number of RSUs set forth in the Notice of Grant of Restricted Stock Units, subject to all of the terms and conditions of the Plan and the LTIP, including the Cycle 6 awards provisions set forth in the 2026 LTIP Award Summary Document, all of which are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, including the LTIP, the terms and conditions of the Plan shall prevail. For the avoidance of doubt, the LTIP and this Agreement, of which the LTIP is a part, contain terms and conditions that are not contained in the Plan and vary from the presumptive provisions set forth in the Plan, but as such additions and variations are permitted by the Plan, such terms and conditions shall not be deemed to be in conflict with the terms and conditions of the Plan.

2. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, and/or any applicable state securities laws at the time this Restricted Stock Unit Award is accepted, Participant shall, if required by the Company, concurrently with the acceptance of all or any portion of this Restricted Stock Unit Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

3. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Securities and Exchange Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Stock Unit Award or shares acquired pursuant to the Restricted Stock Unit Award shall be bound by this Section 3.

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4. Tax Withholding. Pursuant to such procedures as the Committee may specify from time to time, the Company shall withhold the statutory minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld with respect to the settlement of vested RSUs by, in the Committee’s discretion: (a) delivering to the Company already-owned Shares having a Fair Market Value (as determined on the date the taxes are required to be withheld) equal to the statutory amount required to be withheld, (b) selling a sufficient number of Shares otherwise deliverable to Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (c) payroll deductions, as authorized by Participant. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash or other means by Participant. Participant acknowledges and agrees that the Company may refuse to honor the vesting and refuse to deliver the Shares if such withholding amounts are not delivered at the time of settlement.

5. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE ISSUANCE OF SHARES FROM THE SETTLEMENT OF VESTED RESTRICTED STOCK UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE COMPANY AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED OR RECEIVING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE COMPANY AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

6. Non-Transferability of RSUs.

(a) The RSUs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be settled during the lifetime of Participant only with Participant. The terms of the Plan and this Restricted Stock Unit Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Committee determines that it is, will, or may no longer be relying upon the exemption from registration of RSUs under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, Participant shall not pledge, hypothecate, transfer or otherwise dispose of the RSUs or, prior to settlement, the Shares subject to the RSUs, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act,

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respectively), other than (i) to persons who are “family members” (as defined in Rule 701(c)(3)) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant; provided, however, the following transfers are also permitted: (A) transfers by the Participant to the Company, and (B) transfers in connection with a Change in Control or other acquisition involving the Company, if following such transaction, the RSUs no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f), or the Committee, in its sole discretion, determines to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

7. Forfeiture upon Termination of Service. Notwithstanding any contrary provision of this Agreement, the balance of the RSUs that have not vested at the time of Participant’s termination as a Service Provider for any reason shall terminate and the Participant shall have no further rights to such forfeited RSUs.

8. Death of Participant. Any distribution or delivery of Shares to be made to Participant under this Agreement (including the LTIP) shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

9. Company’s Right of First Refusal. Before any Shares that have been settled and are held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 9 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 9 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

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(d) Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 9, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 9 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 9 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 9. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section 9, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 9.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

10. Company’s Repurchase Option. Participant agrees that the Company shall have the right to purchase all Shares obtained by Participant pursuant to this Award or any employee compensation agreement, together with any rights, securities or additional shares that have been received pursuant to a stock dividend, stock split, reorganization or other similar transaction issued in respect of such Shares, which are not otherwise or already forfeited and/or transferred back to the Company by the terms of this Agreement, in the event: (a) Participant ceases to be a Service Provider, or (b) at the discretion of the Company, there is a contemplated Change in Control. The price paid for any shares or other securities under this Section 10 shall be the Fair Market Value of the stock or security at the time of repurchase.

11. Shareholder Rights. The Participant shall not be entitled to any rights of a shareholder of the Company, including dividends payable with respect to any Shares subject to the RSUs, until the Shares are issued to the Participant upon the settlement of vested RSUs. Shares acquired pursuant to the settlement of vested RSUs are subject to the terms and conditions of the Articles of Incorporation, Bylaws and other governing documents of the Company, as they may be amended from time to time.

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12. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SALE OR OTHER TRANSFER OF THE COMMON STOCK, OR PORTIONS THEREOF, REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE PRIVATE BANCORP OF AMERICA, INC. EQUITY INCENTIVE PLAN (THE “PLAN”), AND IN AN AWARD AGREEMENT. A COPY OF THE PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM PRIVATE BANCORP OF AMERICA, INC.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A RIGHT OF FIRST REFUSAL AND REPURCHASE OPTION, AS SET FORTH IN THE RESTRICTED STOCK UNIT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, REPURCHASE OPTION AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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13. Confidential Information. The Participant acknowledges that Participant may be entitled to certain information about the Company pursuant to Section 18(d) of the Plan. All information provided to Participant pursuant to Section 18(d) of the Plan, except for such information generally available to and known by the public other than as a result of any act or omission by Participant, no matter the form, and whether or not disclosed by the Company or at the Company’s direction, is referred to herein as “Confidential Information”. The Participant shall: (a) protect and safeguard the confidentiality of the Confidential Information with at least the same degree of care as the Participant would protect Participant’s own confidential information, but in no event with less than a commercially reasonable degree of care; (b) not use, or otherwise exploit the Confidential Information, or permit it to be used or otherwise exploited, for any purpose other than solely for purposes of evaluating this Restricted Stock Unit Award and the underlying Common Stock; and (c) not disclose, produce, publish, permit access to, or reveal the Confidential Information, at any time prior to the Company’s intentional public disclosure of that information, to any person or entity, other than to such of Participant’s financial advisors, accountants or attorneys as are strictly necessary to evaluate this Restricted Stock Unit Award and the underlying Common Stock on a “need to know” basis.

14. Notices. Any notice, demand or request required or permitted to be given by either the Company or Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

15. No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

16. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

17. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

18. Additional Documents. Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

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19. Entire Agreement; Governing Law; Venue. This Agreement is subject to all terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control and this Agreement shall be deemed to be modified accordingly. The Plan and this Agreement (including exhibits hereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California other than conflict of law provisions to the extent they would require the application of laws of another jurisdiction. The parties irrevocably consent to the exclusive jurisdiction and venue of the U.S. federal courts and state courts located in the County of San Diego in the State of California in any suit or proceeding based on or arising under this Restricted Stock Unit Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.

20. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

21. Compliance with Code Section 409A. Although the Company does not guarantee to a Participant any particular tax treatment of an Award, Awards are intended to comply with, or be exempt from, the requirements of Code Section 409A, to the extent it applies. In no event whatsoever shall the Company or any of its Company Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant pursuant to or as a result of Code Section 409A any damages for failing to qualify for an exemption from, or comply with, Code Section 409A.

22. Counterparts. This Agreement may be executed in one or more counterparts, all of which when fully executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, this Agreement may be transmitted by facsimile, electronic mail (including pdf) or other transmission method with the same validity as if it were an ink-signed document and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

23. Clawback. If Participant is or becomes a “Covered Executive,” as defined in the Clawback Policy of CalPrivate Bank and Private Bancorp of America, Inc., as in effect from time to time or as replaced, the RSUs and any Shares or cash settled under this Agreement shall be subject to the provisions of that policy.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands

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all provisions of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	Private Bancorp of America, Inc.

Signature	By

Print Name	Print Name

Title

Residence Address

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EXHIBIT A

Long-Term Incentive Plan

Summary Plan Document

Purpose

Private Bancorp of America (“PBAM”) and CalPrivate Bank (the “Bank”) have designed this Long-Term Incentive Plan (“LTIP”) to reward their executives and selected senior level officers for their contributions to the long-term performance of PBAM. The LTIP rewards effective use of the Bank’s resources to achieve expected and outstanding performance. It is also intended to reward tenure with the Bank and promote longevity of service for those who consistently perform at a high level. Ultimately the goal of the LTIP is to align shareholder returns and value creation to participant and Bank performance over the longer term.

Additionally, the Bank recognizes that retention of its most valuable assets, its senior employees, is in the best interest of shareholders. Thus, the purpose of the LTIP is to allow for wealth creation of participants who stay with the Bank over an extended period of time. As awards under the LTIP may be made annually at the discretion of the PBAM Board of Directors (the “Board”) and shares delivered at the end of each three-year performance period, over the longer term a more substantial incentive to remain with the Bank and to “receive” the award is created.

Participation

The Bank’s executives, select senior level officers and others deemed critical to the Bank’s success are eligible to participate in this LTIP, subject to selection and recommendation by the CEO and the approval of the Board or designated Board Committee at the beginning of each three year performance period (“Cycle”). Appointment as a participant in one or more Cycles does not entitle employees to continued participation in subsequent Cycles. Participants must be employed to participate in the LTIP and must be in good standing. For purposes of the LTIP, “good standing” is defined as employees that are active employees (not on medical or other leave at the time of award or vesting) and not subject to any disciplinary action (performance improvement plan) at the time of award or vesting.

Performance Conditions

An LTIP award is a conditional award of Restricted Stock Units (or “RSU’s”), convertible to Common Shares at the end of three years if employed (unless special circumstances described below related to the termination of employment occur) and subject to the restrictions on resale under applicable securities laws, including SEC Rule 144. The number of shares that are ultimately delivered may be lower, depending on the outcome of any conditions to which the award is subject. Fifty percent of an award is dependent on employment through the end of the Cycle (“Time-Based Vesting”). Fifty percent of each award is dependent on the Bank and/or PBAM meeting annual performance metrics (“Goals”) for each year of the three-years of the Cycle (“Performance Condition Vesting”). The Goals are intended to provide focus on the long-term performance of the business by measuring how the Bank is contributing to shareholder value accretion. The achievement or lack of achievement of any

LTIP

of these Goals in any particular year directly impacts the number of shares that may be delivered to the employee under the Performance Condition Vesting at the end of the Cycle. Missing any of the Goals in any one year would reduce the potential Performance Condition Vesting of the award by one-third. The table below describes the PBAM and Bank performance Goals applying to Cycle 1 - awards made in 2021. All Goals for a year must be met for Performance Condition Vesting to be deemed to have occurred for that year as of the end of the Cycle. The conditions applying to awards made in future Cycles may be different and are subject to change by the Board or its designated Board Committee.

GOALS	PBAM EPS			Employee Engagement NPS		Bank Client Satisfaction NPS		PBAM IPO in year 3
2021	$	[	***]	>	[***]	>	[***]	*
2022	$	[	***]	>	[***]	>	[***]	*
2023	$	[	***]	>	[***]	>	[***]	IPO/Uplisting+

*	Only in year 3

+ “IPO” refers to the sale of newly issued PBAM shares in a public offering registered under the Securities Act of 1933; “Uplisting” refers to PBAM shares being authorized for trading on a national stock exchange.

Administration

The Board, or a designated committee of the Board will determine annually whether to make awards for a Cycle commencing that year, the persons to be provided awards, and the terms of any awards, including the Goals to be included in any awards, in its sole and absolute discretion. The Board has initially designated the Compensation, Nominating and Governance Committee to make such determinations and to administer the LTIP generally, and to otherwise exercise all powers of the Board with respect to the LTIP.

Calculating the Number of Shares

The Board is responsible for assessing the attainment of Goals. As described above, the outcome of that process will determine the number of shares which a participant will receive at the end of the Cycle. Whether Goals for a calendar year in a Cycle have been attained will typically be determined by the Board in the first quarter of the following year and will generally communicated to participants at that time.

Example:

Assuming a participant is awarded 1,000 RSUs (conditional units convertible to shares at the end of the Cycle), the number of shares that the participant may be eligible for is calculated as follows:

•	Remaining employed throughout the Cycle: 50% of 1,000 = 500

LTIP

•

Performance of PBAM and the Bank against each of the Goals in each applicable year. The table on this page is an example to illustrate how the outcome of each year’s performance Goals will determine the number of shares which may be issued at the end of the Cycle based on Performance Condition Vesting. So, in this example, if there are 500 performance shares (50% of 1000 conditional award) available over the three-year Cycle, then, as a result of the Bank’s performance, the number of Performance Condition Vesting based shares is 333.33.

Year	Performance Achieved	Eligible shares	Award %	Shares Awarded
1	YES	166.67	100%	167.67
2	NO	166.67	0%	0
3	YES	166.67	100%	167.67
	Total Award	500.00		333.33

•	As a result, in this example, the final number of shares awarded is 833 (500 Time Based Vesting + 333.33 Performance Condition Vesting). Shares are rounded to the nearest whole share.

Additional Terms & Conditions

•

Forfeiture upon Termination of Service – All awards will automatically be cancelled when a participant ceases to be a Service Provider with the Bank for any reason other than Disability or death or under a “double -trigger” Change of Control during the course of a Cycle as set forth below.

•

Disability, or Death - If a participant ceases to be a Service Provider with the Bank due to Disability or death, PBAM will pay the participant’s actual award for Time Based Vesting for each calendar year ended and Performance Condition Vesting for each calendar year ended prior to the Disability or Death date, provided the participant completed at least one year of continuous, active employment during the Cycle. If a participant does not complete this minimum employment period, his/her award will automatically lapse, and no LTIP award will be earned or due. As a condition to a participant receiving this benefit, the participant or his/her estate will be required to execute the Bank’s standard form of release releasing the Bank and PBAM from any claims relating to the participant’s employment or termination.

•

Change of Control - In the event that PBAM undergoes a Change of Control (as defined below), and, within one year thereafter, if the participant is terminated without Cause (as defined below) by the Bank or the participant resigns from employment with the Bank for Good Reason (following all procedures required by Internal Revenue Code Section 409A and implementing regulations and guidance, including providing a 30 day notice and cure period within 90 days of the occurrence of the event giving rise to the potential termination for Good Reason), then 100% of the then future Time Based Vesting and Performance Condition Vesting awards for the Cycle will become vested and payable along with existing Time Based Vesting and Performance Condition Vesting awards as of the participant’s termination date.

LTIP

As a condition to a participant receiving this acceleration benefit, a participant will be required to execute the Bank’s standard form of release releasing the Bank and PBAM from any claims relating to the participant’s employment or termination. For purposes of this paragraph, “Change of Control” shall mean a merger, reorganization, consolidation, share combination, or other change in the corporate structure of PBAM resulting in more than 50% change in ownership of PBAM and its board of directors. “Termination without Cause” or “Termination for Good Reason” mean, respectively, (i) the involuntary end to employment due to termination by the Bank without Cause or (ii) the Bank’s reduction of compensation, rank/title, employment status or location (more than 50 miles from a participant’s then-current location).

•

Other - The Board may immediately cancel a participant’s award if it discovers facts that constitute grounds for termination of employment for Cause. All LTIP awards are subject to clawback (the adjustment or repayment of any award) provisions in accordance with Bank and PBAM policies as in effect from time to time. Any awards could be adjusted or repayment required. This can, for example, result in the employee or former employee being required to transfer back to PBAM shares distributed under the LTIP or repay PBAM if such shares are no longer held. The current details are contained in the Private Bancorp of America, Inc. Clawback Policy.

•	Modification - The Board may modify or terminate this LTIP at any time.

•

Interpretation – The LTIP contemplates the issuance of RSU’s pursuant to the Private Bancorp of America, Inc. Equity Incentive Plan, as it may be amended from time to time (the “Plan”). Terms not otherwise defined in the LTIP have the meanings set forth in the Plan. Terms that are defined in the LTIP have the meanings set forth in the LTIP notwithstanding different definitions in the Plan. Otherwise, the LTIP is subject to and governed by the terms of the Plan.

LTIP

PRIVATE BANCORP OF AMERICA, INC.

EQUITY INCENTIVE PLAN

2026 LTIP AWARD SUMMARY DOCUMENT

Private Bancorp of America, Inc. (“PBAM”) has approved the award of Restricted Stock Units (“RSU’s”) under the Equity Incentive Plan (the “Plan”) and the Long Term Incentive Plan (“LTIP”). This 2026 LTIP Award Summary Document sets forth the terms for the awards of RSU’s in 2026, for the sixth “Cycle,” as described in the LTIP, covering the three year period ended December 31, 2028.

The Cycle 6 awards of RSU’s shall be governed by the LTIP and the Plan, except that the Sections titled “Performance Conditions,” and “Example,” in the LTIP, which related to the “Cycle 1” (2021) awards shall not apply. In their stead, with respect to Cycle 6, for 2026, the following shall apply:

Performance Conditions – 2026 Awards – Cycle 6

An LTIP award (an “Award”) is a conditional award of Restricted Stock Units (or “RSU’s”), convertible to Common Shares at the end of three years if employed (unless special circumstances described in the LTIP related to the termination of employment occur) and subject to the restrictions on resale under applicable securities laws, including SEC Rule 144. The number of shares that are ultimately delivered may be lower or higher, depending on the outcome of any conditions to which the Award is subject.

Fifty percent of each Award (with the percentage calculated assuming the issuance of all of the “Target Shares,” as defined below, for all Goals), is dependent on employment through the end of the Cycle (“Time-Based Vesting”).

Fifty percent of each Award (with the percentage calculated assuming the issuance of all of the “Target Shares,” as defined below, for all Goals) is dependent on PBAM meeting performance metrics (“Goals”) as of the end of 2028, the end of the third year of the Cycle (“Performance Condition Vesting”). Partial or over-achievement of a Goal may result in issuance of a lesser or greater number of Shares than the Target Shares for achievement of that Goal, as set forth below. The Goals are intended to provide focus on the long-term performance of the business by measuring contributions to shareholder value accretion.

For Cycle 6, there are three Goals, each of which is equally weighted, as set forth in the table below. As to any particular Goal, one-third of the shares (the “Target Shares”) that could be issued if all the Goals are achieved at the 75th Percentile of Peer Group would be issued if that Goal is achieved at the 75th Percentile of Peer Group. The conditions applying to awards made in future Cycles may be different and are subject to change by the Board or its designated Board Committee.

LTIP

PBAM Percentage Growth in Loans to Peer Group[1]	PBAM Percentage Growth in Earnings Per Share Relative to Peer Group[1]	PBAM Return on Average Tangible Common Equity Relative to Peer Group[1]
75th Percentile	75th Percentile	75th Percentile

Partial, target and exceeding target achievement of any particular Goal shall be rewarded with shares as follows:

65th Percentile of Peer Group: 75% of the Target Shares

75th Percentile of Peer Group: 100% of the Target Shares

85th Percentile of Peer Group: 125% of the Target Shares

No shares shall be issued for performance under the 65th Percentile of Peer Group, no additional shares shall be issued for performance between the 65th Percentile of Peer Group and the 75th Percentile of Peer Group or between the 75th Percentile of Peer Group and the 85th Percentile of Peer Group, and no additional shares shall be issued for performance over the 85th Percentile of Peer Group.

Peer Group consists of the following institutions, provided that any that are merged out, as determined by PBAM, during the three-year Cycle, shall be disregarded:

Institution name

Five Star Bancorp
American Business Bank
RBB Bancorp
California BanCorp
First Bank
Bank of Marin Bancorp
Bankwell Financial Group, Inc.
PCB Bancorp
Unity Bancorp, Inc.
West Coast Community Bancorp
USCB Financial Holdings, Inc.
Orange County Bancorp, Inc.
OP Bancorp
BayCom Corp
Avidbank Holdings, Inc.
Meridian Corporation
Esquire Financial Holdings, Inc.
John Marshall Bancorp, Inc.
FVCBankcorp, Inc.
Princeton Bancorp, Inc.
Plumas Bancorp
MainStreet Bancshares, Inc.
First Northern Community Bancorp
Eagle Financial Services, Inc.
FFB Bancorp

LTIP

Example:

Assuming a participant is awarded 1,000 RSUs (conditional units convertible to shares at the end of the Cycle if all Target Shares for all Goals are issued), the number of shares that the participant may be eligible for is calculated as follows:

•	Remaining employed throughout the Cycle: 50% of 1,000 = 500

•

Performance of PBAM against each of the Goals as of the end of 2028. The table on this page is an example to illustrate how the outcome of the three-year performance Goals will determine the number of shares which may be issued at the end of the Cycle based on Performance Condition Vesting. So, in this example, if there are 500 performance shares (50% of 1000 conditional award based on all the Target Shares for all Goals being issued) available over the three-year Cycle, then, as a result of PBAM’s performance, the number of Performance Condition Vesting based shares is 375.

Goal	Performance Achieved	Target Shares	Award %	Shares Awarded
Loan Growth	63rd Percentile	166.67	0%	0.00
EPS Growth	80th Percentile	166.67	100%	166.67
Return on Average TCE	90th Percentile	166.67	125%	208.33
	Total Shares	500.00		375.00

•

As a result, in this example, the final number of shares awarded is 875 (500 Time Based Vesting + 375.00 Performance Condition Vesting). Total Shares actually awarded are rounded to the nearest whole share.

LTIP

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:
COMPANY	:	Private Bancorp of America, Inc.
SECURITY	:	COMMON STOCK
AMOUNT	:
DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption there from, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to Participant, the grant shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

Investment Representation Statement

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Unit Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

(e) Participant either (i) has a preexisting personal or business relationship with the Company or one of its officers, directors or controlling persons, or (ii) by reason of Participant’s business or financial experience or the business or financial experience of Participant’s professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect Participant’s own interests in connection with the purchase of the above-listed Securities.

(f) Participant is fully aware of the highly speculative nature of the investment in the Securities, the financial hazards involved in the investment, and the lack of liquidity and restrictions on transferability of the Securities.

(g) The offer and sale the above-listed Securities has not been accomplished by the publication of any advertisement and Participant’s true and correct residence and domicile is

__________________.

PARTICIPANT

Signature

Print Name

Date

Investment Representation Statement